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                                                                    EXHIBIT 10.3





                        FUND AMERICA INVESTORS TRUST V,

                                  as the Trust


                                      and


                   BANKERS TRUST COMPANY OF CALIFORNIA, N.A.,

                                   as Manager




________________________________________________________________________________


                              MANAGEMENT AGREEMENT

                           Dated as of April 25, 1996


________________________________________________________________________________


                        Fund America Investors Trust V,
                      Collateralized Mortgage Obligations

                                 Series 1996-A
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         MANAGEMENT AGREEMENT (this "Agreement"), dated as of April 25, 1996, by and between the Trust referred to below and Bankers Trust Company of California, N.A., a national banking association (the "Manager").

                             W I T N E S S E T H :

         WHEREAS, Fund America Investors Trust V (the "Trust"), is a business trust under the Delaware Business Trust Act (12 Del.C. Section 3801 et seq.) created by a Deposit Trust Agreement relating to the Trust (the "Trust Agreement"), between Fund America Investors Corporation II (the "Company") and Wilmington Trust Company (the "Owner Trustee");

         WHEREAS, the Trust will issue Collateralized Mortgage Obligations, Series 1996-A, Class A (the "Bonds"), secured by certain collateral, as more particularly set forth in the Indenture (the "Series 1996-A Indenture"), between the Trust and Bankers Trust Company of California, N.A., as trustee (the "Indenture Trustee");

         WHEREAS, the Trust wishes to engage the Manager to perform on its behalf and on behalf of the Owner Trustee certain duties of the Trust and the Owner Trustee pursuant to the Trust Agreement and the Series 1996-A Indenture, and to provide such additional services in connection with the Bonds and the Trust Certificates issued by the Trust (the "Trust Certificates," and together with the Bonds, the "Securities"), consistent with the terms of this Agreement, as the Owner Trustee may request from time to time; and

         WHEREAS, the Manager is prepared to perform such services for the benefit of the Owner Trustee, the Trust and the holders of the Securities;

         NOW THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the parties hereto agree as follows:

         1.      Definitions.

         Capitalized terms not otherwise defined in this Agreement shall have the meanings set forth in the Series 1996- A Indenture.


         2.      Powers and Duties of the Manager.

                 (a) The Manager shall consult with the Owner Trustee regarding the duties of the Trust pursuant to the Series 1996-A Indenture, notify the Owner Trustee when action is required to be taken by the Owner Trustee or the Trust under the Trust Agreement or the Series 1996-A Indenture, and advise and assist the Owner Trustee in performing such duties. The Manager shall perform, on behalf of the Trust and the Owner Trustee, such of said duties as by their nature may appropriately and effectively be so performed and as the Owner Trustee may from time to time request. Without limiting the generality of the foregoing, the
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         Manager shall take all appropriate action with respect to the following matters inter alia (section references are to sections of the Series 1996-A Indenture):

                                  (i) the determination of the form of the Bonds. (Section 2.02)

                                 (ii)      execution of the Bonds for  the
                 Trust and delivery thereof to the Indenture Trustee for authentication and delivery. (Section 2.03)

                                (iii) if a successor to the Bond Registrar is to be appointed, the solicitation and review of bids, examination of the qualification of bidders, and submission to the Owner Trustee of a list of qualified candidates from which such appointment may be made by the Owner Trustee. (Section 2.04)

                                 (iv) if an additional Paying Agent is to be appointed, the solicitation and review of bids, examination of the qualifications of bidders, and submission to the Owner Trustee of a list of candidates from which such appointment may be made by the Owner Trustee; preparation and submission to each such Paying Agent for execution of an agreement to the effect that such Paying Agent holds funds in trust; if requested by the Owner Trustee, the direction of a Paying Agent to remit all funds it is holding to the Indenture Trustee; and the direction of the Indenture Trustee to deposit monies with such Paying Agent. (Section 3.03)

                                  (v)      the provision to the Indenture
                 Trustee of calculations pertaining to original issue discount, if any, on the Bonds and, if applicable, the accrual of market discount or the amortization of premium on the Bonds to the extent the Manager has received from Salomon Brothers Inc sufficient information to calculate such amounts. (Section 3.03)

                                 (vi)      the preparation, submission to the
                 Owner Trustee for execution, and delivery of all supplements, amendments, financing statements, continuation statements, instruments of further assurance and other instruments necessary under Section 3.05 of the Series 1996-A Indenture; and advising the Owner Trustee when the Manager becomes aware of a necessity to take action to protect the Trust Estate. (Section 3.05)

                                (vii)      causing opinions of counsel to be
                 prepared by counsel and causing such opinions of counsel to be delivered to the Owner Trustee for delivery to the Indenture Trustee. (Section 3.13)

                               (viii)      the monitoring of the Trust's
                 obligations under Section 3.07 of the Series 1996-A Indenture. (Section 3.07)





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                                 (ix)      if necessary, the preparation and,
                 upon execution by the Owner Trustee, delivery and (as necessary) filing of documents necessary for the satisfaction and discharge of the Series 1996-A Indenture. (Section 4.01)

                                  (x)      the preparation, submission to the
                 Owner Trustee for execution, and delivery of consents, should the Owner Trustee so elect, to the Indenture Trustee's taking action to preserve the Trust Estate, and causing related opinions of counsel to be prepared and delivered. (Section 5.05)

                                 (xi) if an Authenticating Agent is to be appointed, the solicitation and review of bids, examination of the qualifications of bidders, and submission to the Owner Trustee of a list of qualified candidates from which such appointment may be made by the Owner Trustee. (Section 6.13)

                                (xii) furnishing to the Indenture Trustee the names and addresses of bondholders to the extent required by Section 7.01. (Section 7.01)

                               (xiii)      establishment of the Collection
                 Account and direction of the Indenture Trustee as to investments of funds on deposit therein as provided in paragraph (c) below. (Section 8.02)

                                (xiv) advising the Owner Trustee when the Manager is of the opinion that a Supplemental Indenture or amendment to the Trust Agreement may be necessary or appropriate and causing Supplemental Indentures and amendments to the Trust Agreement, and documents required to accompany them, to be prepared for execution by the Owner Trustee. (Sections 9.01-9.06)

                                 (xv) advising the Owner Trustee regarding the exercise of an optional redemption of the Bonds pursuant to the Series 1996-A Indenture, including determining when such option may be exercised. (Section 10.01)

                                (xvi) the preparation of certificates or opinions of counsel with respect to compliance with the Series 1996-A Indenture, submitting them to the Owner Trustee for execution, if necessary, and delivery thereof. (Section 11.01)

                               (xvii) the Manager will prepare and file with the Commission monthly current reports on Form 8-K, provided the Company will prepare and file the initial current report on Form 8-K and the annual report on Form 10-K until such time as the Trust is eligible to deregister. The Company shall, promptly upon filing with the Commission, provide a copy of the Form 15-D to the Manager.





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                (b)      The Manager shall, subject at all times to Section 7
         of this Management Agreement, take all appropriate action with respect to the following tasks inter alia:

                                  (i)      the preparation and delivery of the
                 income tax returns, tax elections, financial statements and such annual or other reports of the Trust pursuant to Section
                 2.05 of the Trust Agreement; provided, however, that the Manager shall not be required to compute the Trust's gross income except to the extent it can do so without unreasonable effort or expense based upon income statements furnished to it.

                                 (ii)      the preparation and filing,
                 recordation or delivery of such statements, instruments, notices, documents, agreements and certificates or other papers required of the Owner Trustee pursuant to Section 3.02(c) of the Trust Agreement.

                                (iii)      the review of documentation in
                 connection with transfers of Securities, in the preparation and delivery of Securities and the determination of whether a proposed transfer of a Bond is permissible under the terms of the Series 1996-A Indenture and whether a proposed transfer of a Trust Certificate is permissible under the terms of the Trust Agreement.

                 (c) The Manager shall carry out in timely fashion and in accordance with the provisions of the Series 1996-A Indenture, all duties which the Manager is required to perform under the Series 1996-A Indenture on behalf of the Owner Trustee pursuant to the terms of this Agreement, including without limitation (references are to sections of the Series 1996-A Indenture), the direction of the investment of funds in the Collection Account and the Expense Fund (subject to a standing order from the Owner Trustee as to which Eligible Investments such funds are to be invested in), and the issuance of certain Issuer Orders in connection therewith (Sections 8.02, 8.03 and 8.07). The Manager shall have absolute discretion in the performance of the functions set forth in this subsection (c) and shall have no obligation to notify the Owner Trustee of its actions except as set forth in the Series 1996-A Indenture. Notwithstanding the foregoing or any other provision of this Agreement, the Manager shall not have any responsibility with respect to Sections 3.04(a),
         3.05 or 3.08 of the Series 1996-A Indenture. In connection with each annual statement to be delivered by the Issuer pursuant to Section
         3.09 of the Series 1996-A Indenture, the Manager shall provide to the Owner Trustee certifying that it has fulfilled all of its obligations hereunder throughout the applicable year, or if it has failed to so fulfill its obligations, specifying such failure and the nature and status thereof.

         3.      Compensation:  Payment of Certain Expenses.

         The Manager will provide the services called for under the enumerated subparagraphs of paragraphs 2(a) and 2(b) above without any separate compensation therefor for so long as the Series





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1996-A Indenture remains in effect, and thereafter for such compensation as shall be agreed upon between the Manager and the Owner Trustee. The fees of the attorneys delivering the Opinion of Counsel and any other amounts of out-of-pocket expenses incurred by the Manager pursuant to the Series 1996-A Indenture shall be paid by the Owner Trustee, but solely from funds received by the Owner Trustee from the Owners pursuant to the Trust Agreement. The Manager shall perform any other services, including such services as are referred to in the first sentence of paragraph 2(a) above, as may be agreed between the Manager and the Owner Trustee for such compensation as may be agreed between the Manager and the Owner Trustee; provided that such compensation shall be paid to the Manager by the Owner Trustee solely from funds received by the Owner Trustee from the Owners pursuant to the Trust Agreement.

         4.      The Manager and the Owners.

         The Manager undertakes, for the benefit of the holders of beneficial interests in the Trust ("Owners"), to furnish to each Owner from time to time such information regarding the Trust Agreement and the Bonds and Trust Certificates as such Owner shall reasonably request; provided, however, that the Manager shall not be required (except pursuant to Section 2(b)(i) hereof) to prepare information regarding the Trust for purposes of the tax return of any Owner or any reporting requirement to which an Owner may be subject. The Manager, in its discretion, may require an Owner to reimburse the Manager for the cost of furnishing information pursuant to this paragraph.

         5.      Instruction of the Owner Trustee.

         If in performing its duties under this Agreement, the Manager is required to determine any matter or perform any function which is non-ministerial in nature, then the Manager shall properly deliver notice to the Owner Trustee requesting written instructions as to the course of action to be taken. The Owner Trustee, after consulting with the Owners if it so desires, shall instruct the Manager in writing as to the action to be taken by the Manager. If the Manager does not receive such instructions within ten days after it has delivered such notice, it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Agreement, the Trust Agreement or the Series 1996-A Indenture as it shall deem advisable in the best interest of the holders of the Bonds, the Owners and the Trust.

         6.      Benefit of the Agreement.

         It is expressly agreed that in performing its duties pursuant to
Section 2 of this Agreement the Manager will act for the benefit of holders of the Securities as well as for the benefit of Trust, and that such obligations on the part of the Manager shall be enforceable at the instance of the Indenture Trustee and the Trust.





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         7.      Limitation of Responsibility of the Manager.

                 (a) The Manager will have no responsibility under this Agreement other than to render the services called for hereunder in good faith. The Manager, its affiliates, its directors, officers, shareholders and employees will not be liable to the Trust, the Owner Trustee, the Owners, the Series 1996-A Indenture Trustee, the Bondholders or others, except by reason of acts constituting bad faith, willful misfeasance, gross negligence or reckless disregard of their duties. The Owner Trustee will reimburse, indemnify and hold harmless the Manager and its affiliates, shareholders, directors, officers, and employees with respect to all expenses, losses, damages, liabilities, demands, charges and claims of any nature in respect of any acts or omissions performed or omitted by the Manager in good faith and in accordance with the standard set forth above.

                 (b) The Trust undertakes to pay or cause to be paid any amount due the Manager or its affiliates, shareholders, directors, officers and employees under Section 3 or Section 7(a) and such amounts shall be paid as provided for under the Series 1996-A Indenture or out of the assets of the Trust that are free of the lien of the Series 1996-A Indenture (and in no event by Wilmington Trust Company in its individual capacity).

         8.      Term.

         This Agreement shall continue in effect until the termination of the Trust Agreement. If the date of such termination is not a date on which the Manager is entitled to be paid hereunder, the Manager shall be paid the amount due it pursuant to Sections 3 and 7(a) as of such termination promptly after such date of termination.

         9.      Termination.

                 (a) The Manager, at its election, may resign as Manager hereunder and be discharged of its duties hereunder upon at least 30 days' prior notice to the Owner Trustee and the Indenture Trustee; provided, however, that at any time while the Bonds are outstanding no such resignation and discharge shall become effective until a Person selected by the Manager in its discretion and acceptable to the Owners and the Rating Agency shall have assumed and agreed to perform the duties of the Manager hereunder as evidenced by a written instrument to such effect delivered to the Owner Trustee; and provided, however, that the Manager hereunder shall at all times be the same Person as the Indenture Trustee. Upon delivery of such written instrument to the Owner Trustee, the Trust shall promptly deliver to the successor Manager a written instrument acknowledging and accepting the assignment of the resigning Manager's rights hereunder to the successor Manager. Each such successor Manager shall be deemed to be the Manager for all purposes of this Agreement.

                 (b) If any of the following events shall occur and be continuing:





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                                  (i)      The Manager shall violate any
                 provision of this Agreement and such default is not cured within ten days after notice thereof is given to the Manager by the Owner Trustee or the Indenture Trustee;

                                 (ii)      A court having jurisdiction in the
                 premises shall enter a decree or order for relief in respect of the Manager in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Manager or for any substantial part of its property, or order the winding-up or liquidation of its affairs; or

                                (iii)      The Manager shall commence a
                 voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Manager or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due;

         then in any such event this Agreement may be terminated by the Owner Trustee upon notice to the Manager.

                                (c) Following receipt of instructions from the Owners and upon 30 days written notice to the Manager, the Owner Trustee may remove the Manager.

         10.     Amendments.

         This Agreement may not be amended, changed, modified or terminated (except as otherwise expressly provided herein) without the prior written consent of each of the parties hereto and the Indenture Trustee.

         11.     Governing Law.

         This Agreement shall be governed by and construed under the internal laws of the State of New York, without giving effect to principles of conflict of laws.

         12.     Notices.

         All notices, requests and other communications permitted or required hereunder shall be in writing and shall be deemed to have been duly given when received.





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                 If to the Manager, to:

                 Bankers Trust Company of California, N.A.
                 3 Park Plaza, 16th Floor
                 Irvine, California  92714
                 Attention:  Fund America/ICI 1996-A
                 Facsimile Number: (714) 253-7577

                 If to the Owner Trustee, to:

                 Wilmington Trust Company, as trustee for
                   Fund America Investors Trust V
                 1100 North Market Street
                 Rodney Square North
                 Wilmington, Delaware 19890
                 Attention:  Corporate Trust Administration
                 Facsimile Number: (302) 651-8882

         13.     Successors and Assigns.

         This Agreement shall inure to the benefit of, and be binding upon, the successors and assigns of each of the Trust and the Manager; provided, however, that the Manager may assign its rights and obligations hereunder to an affiliate thereof but may not otherwise assign its rights and obligations hereunder without the prior written consent of the Owner Trustee.

         14.     No Liability of Wilmington Trust Company.

         The Owner Trustee is entering into this Agreement solely as Trustee under the Trust Agreement and not in its individual capacity and in no case whatsoever shall Wilmington Trust Company have any liability for the representation, warranties, covenants or agreements of the Trust hereunder as to which the parties hereto agree to look solely to the Trust Estate.
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         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed in New York, New York effective as of the day first above written.

                                     FUND AMERICA INVESTORS TRUST V

                                     By: Wilmington Trust Company,
                                           not in its individual capacity but
                                           solely as Owner Trustee


                                           By:
                                              ----------------------------------
                                               Name: Denise M. Geran
                                               Title: Financial Services Officer


                                     BANKERS TRUST COMPANY OF CALIFORNIA, N.A., as Manager


                                     By:
                                        ----------------------------------------
                                         Name: Michelle Lambott
                                         Title: Assistant Vice President





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